EXHIBIT 99.2

BLUE EARTH APPOINTS GOVERNOR BILL RICHARDSON, FORMER SECRETARY OF THE DEPARTMENT OF ENERGY, TO THE BOARD OF DIRECTORS

Henderson, Nevada, October 22, 2013--Blue Earth, Inc. (OTCQB: BBLU) is pleased to announce that Governor Bill Richardson has been appointed to the Board of Directors. Governor Richardson is a leading proponent of renewable energy and energy efficiency solutions. His extensive experience as a leader in energy policy at the state and federal level is expected to be of great benefit, as BBLU becomes a significant owner of distributed generation power plants and for our energy efficiency business and the roll out of our new battery and energy management control technologies. Additional directors are expected to be appointed prior to an exchange listing.

Governor Richardson is the former Secretary of the United States Department of Energy, former U.S. Ambassador to the United Nations, and former Governor of New Mexico. Governor Richardson completed his second term in 2011 as Governor of New Mexico, where in 2006, he was re-elected by the largest margin of victory for any Governor in state history. He also served as a New Mexico Congressman representing the Third Congressional District for fifteen years.

Governor Richardson made New Mexico the "Clean Energy State" by requiring utilities to meet 20% of New Mexico's electrical demand from renewable sources, and established a Renewable Energy Transmission Authority to deliver New Mexico's world-class renewable resources to market. Prior to serving as Governor, Richardson had a very successful career in public service and has been nominated several times for the Nobel Peace Prize.

Governor Richardson said, “I’m excited to share my expertise with the Blue Earth team to advance alternative/renewable energy and energy efficiency projects that reduce customer energy usage and costs, while also reducing reliance on fossil fuels.”

“We are honored with the addition of Governor Richardson to our board,” said Laird Q. Cagan, Chairman of Blue Earth, Inc. “He has demonstrated exceptional leadership skills on energy policy at the state and national level. His extensive expertise in the energy industry makes him a great addition for advancing the Company’s long term growth objectives.”

About BBLU

BBLU is engaged in the clean technology industry with a primary focus on the energy efficiency and renewable energy sectors.  We strive to participate in the global movement for a sustainable planet by offering products and services that will optimize energy use, reduce harmful environmental emissions and substantially reduce energy costs to our customers.  For more information about Blue Earth, Inc., please visit www.blueearthinc.com.

Investor Relations Contact:

Blue Earth, Inc.

Liviakis Financial Communications, Inc.

John C. Francis, Vice President

Michael Bayes, President

www.blueearthinc.com

www.liviakis.com

702.263.1808 Ext. 103

415.389.4670

jfrancis@blueearthinc.com

Michael@Liviakis.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.